As filed with the Securities and Exchange Commission on November 7, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	93-1301885
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ImmunoCellular Therapeutics, Ltd.

23622 Calabasas Road, Suite 300

Calabasas, California 91302

(Address of principal executive offices)

2006 Equity Incentive Plan

(Full title of the plan)

Andrew Gengos

Chief Executive Officer

ImmunoCellular Therapeutics, Ltd.

23622 Calabasas Road, Suite 300

Calabasas, California 91302

(Name and address of agent for service)

(818) 264-2300

(Telephone number, including area code, of agent for service)

Copies to:

Glen Y. Sato

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock (par value $0.0001 per share)	4,000,000 shares	$2.62	$10,480,000	$1,350

(1)	Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall cover any additional shares of common stock which become issuable under the plan covered hereby by reason of any stock split, stock dividend, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the registrant’s outstanding common stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on November 5, 2013 as reported on the NYSE MKT.

EXPLANATORY NOTE

ImmunoCellular Therapeutics, Ltd. (the “Registrant”) is filing this Registration Statement on Form S-8 for the purpose of registering an additional 4,000,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), issuable to eligible persons under the ImmunoCellular Therapeutics, Ltd. 2006 Equity Incentive Plan, which Common Stock is in addition to the shares of Common Stock registered on the Registrant’s Form S-8 filed on November 9, 2007 (Commission File No. 333-147278), registered on the Registrant’s Form S-8 filed on June 26, 2008 (Commission File No. 333-151968), registered on the Registrant’s Form S-8 filed on November 7, 2008 (Commission File No. 333-155199), registered on the Registrant’s Form S-8 filed on January 11, 2011 (Commission File No. 333-171652) and registered on the Registrant’s Form S-8 filed on September 5, 2012 (Commission File No. 333-183715).

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

The contents of Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission on November 9, 2007 (Commission File No. 333-147278), June 26, 2008 (Commission File No. 333-151968), November 7, 2008 (Commission File No. 333-155199), January 11, 2011 (Commission File No. 333-171652) and September 5, 2012 (Commission File No. 333-183715), are incorporated by reference herein.

All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment, which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of the filing of such reports and documents.

EXHIBITS

Exhibit Number

3.1	Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(1)

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(1)

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(2)

3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(3)

3.5	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(4)

3.6	Amended and Restated Bylaws of ImmunoCellular Therapeutics, Ltd.(5)

3.7	Amendment to the Amended and Restated Bylaws of ImmunoCellular Therapeutics, Ltd.(6)

4.1	Form of Common Stock Certificate of ImmunoCellular Therapeutics, Ltd.(7)

4.2	Warrant dated December 3, 2009 issued by ImmunoCellular Therapeutics, Ltd. to Socius Capital Group, LLC d/b/a Socius Life Sciences Capital Group, LLC.(8)

4.3	Amended Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock dated May 3, 2010.(9)

4.4	Form of Warrant issued to participants in the March 2010 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(9)

4.5	Form of Warrant issued to participants in the May 2010 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(10)

4.6	Warrant dated May 2, 2010 for 1,350,000 shares issued by ImmunoCellular Therapeutics, Ltd. to Socius GC II, Ltd.(9)

4.7	Form of Warrant issued to participants in the February 2011 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(11)

4.8	Form of Warrant issued to participants in the January 13, 2012 underwritten public offering.(12)

4.10	Form of Debt Indenture, between Registrant and one or more trustees to be named.(13)

4.11	Form of Common Stock Warrant Agreement and Warrant Certificate.(13)

4.12	Form of Preferred Stock Warrant Agreement and Warrant Certificate.(13)

4.13	Form of Debt Securities Warrant Agreement and Warrant Certificate.(13)

5.1	Opinion of Cooley LLP.

23.1	Consent of Marcum LLP.

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1	Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

99.2	Amendment No. 1 to Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

99.3	Form of Stock Option Grant Notice for the Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 33-17264-NY) filed on November 3, 2006 and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 33-17264-NY) filed on May 9, 2007 and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 33-17264-NY) filed on November 14, 2011.
(4)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-35560) filed on September 24, 2013 and incorporated herein by reference.
(5)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (Registration No. 333-171652) filed on January 11, 2011 and incorporated herein by reference.

(6)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-35560) filed on May 25, 2012 and incorporated herein by reference.
(7)	Filed as an exhibit to the Registrant’s Registration Statement on Form SB-2 (Registration No. 333-140598) filed on February 12, 2007 and incorporated herein by reference.
(8)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-17264-NY) filed on December 7, 2009 and incorporated herein by reference.
(9)	Filed as an exhibit to the Registrant’s Registration Statement on Post-Effective Amendment No. 3 on Form S-1 to Form SB-2 (Registration No. 333-144521) filed on May 12, 2010 and incorporated herein by reference.
(10)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 033-17264-NY) filed on May 18, 2010 and incorporated herein by reference.
(11)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 033-17264-NY) filed on February 25, 2011 and incorporated herein by reference.
(12)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 033-17264-NY) filed on January 10, 2012 and incorporated herein by reference.
(13)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-184010) filed on September 21, 2012 and incorporated herein by reference.
(14)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-35560) filed on November 7, 2013 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on November 7, 2013.

IMMUNOCELLULAR THERAPEUTICS, LTD.

By:	/s/ Andrew Gengos
Andrew Gengos
President and Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Andrew Gengos and David Fractor, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Andrew Gengos Andrew Gengos	President, Chief Executive Officer and Director (Principal Executive Officer)	November 7, 2013

/s/ David Fractor David Fractor	Principal Accounting Officer (Principal Financial and Accounting Officer)	November 7, 2013

/s/ Richard Chin Richard Chin, M.D.	Director	November 7, 2013

/s/ Helen S. Kim Helen S. Kim	Director	November 7, 2013

/s/ Rahul Singhvi Rahul Singhvi, Sc.D.	Director	November 7, 2013

/s/ Gary S. Titus Gary S. Titus	Director	November 7, 2013

/s/ John S. Yu John S. Yu, M.D.	Director	November 7, 2013

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(1)

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(1)

3.3	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(2)

3.4	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(3)

3.5	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd.(4)

3.6	Amended and Restated Bylaws of ImmunoCellular Therapeutics, Ltd.(5)

3.7	Amendment to the Amended and Restated Bylaws of ImmunoCellular Therapeutics, Ltd.(6)

4.1	Form of Common Stock Certificate of ImmunoCellular Therapeutics, Ltd.(7)

4.2	Warrant dated December 3, 2009 issued by ImmunoCellular Therapeutics, Ltd. to Socius Capital Group, LLC d/b/a Socius Life Sciences Capital Group, LLC.(8)

4.3	Amended Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock dated May 3, 2010.(9)

4.4	Form of Warrant issued to participants in the March 2010 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(9)

4.5	Form of Warrant issued to participants in the May 2010 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(10)

4.6	Warrant dated May 2, 2010 for 1,350,000 shares issued by ImmunoCellular Therapeutics, Ltd. to Socius GC II, Ltd.(9)

4.7	Form of Warrant issued to participants in the February 2011 private placement to purchase shares of common stock of ImmunoCellular Therapeutics, Ltd.(11)

4.8	Form of Warrant issued to participants in the January 13, 2012 underwritten public offering.(12)

4.10	Form of Debt Indenture, between Registrant and one or more trustees to be named.(13)

4.11	Form of Common Stock Warrant Agreement and Warrant Certificate.(13)

4.12	Form of Preferred Stock Warrant Agreement and Warrant Certificate.(13)

4.13	Form of Debt Securities Warrant Agreement and Warrant Certificate.(13)

5.1	Opinion of Cooley LLP.

23.1	Consent of Marcum LLP.

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature pages.

99.1	Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

99.2	Amendment No. 1 to Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

99.3	Form of Stock Option Grant Notice for the Amended and Restated 2006 Equity Incentive Plan of ImmunoCellular Therapeutics, Ltd.(14)

(1)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 33-17264-NY) filed on November 3, 2006 and incorporated herein by reference.
(2)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 33-17264-NY) filed on May 9, 2007 and incorporated herein by reference.
(3)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 33-17264-NY) filed on November 14, 2011.
(4)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-35560) filed on September 24, 2013 and incorporated herein by reference.
(5)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (Registration No. 333-171652) filed on January 11, 2011 and incorporated herein by reference.
(6)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-35560) filed on May 25, 2012 and incorporated herein by reference.
(7)	Filed as an exhibit to the Registrant’s Registration Statement on Form SB-2 (Registration No. 333-140598) filed on February 12, 2007 and incorporated herein by reference.
(8)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-17264-NY) filed on December 7, 2009 and incorporated herein by reference.
(9)	Filed as an exhibit to the Registrant’s Registration Statement on Post-Effective Amendment No. 3 on Form S-1 to Form SB-2 (Registration No. 333-144521) filed on May 12, 2010 and incorporated herein by reference.
(10)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 033-17264-NY) filed on May 18, 2010 and incorporated herein by reference.
(11)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 033-17264-NY) filed on February 25, 2011 and incorporated herein by reference.
(12)	Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 033-17264-NY) filed on January 10, 2012 and incorporated herein by reference.
(13)	Filed as an exhibit to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-184010) filed on September 21, 2012 and incorporated herein by reference.
(14)	Filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-35560) filed on November 7, 2013 and incorporated herein by reference.